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                                  Exhibit 1(b)




                                     SHARES

                              UTILICORP UNITED INC.

                                  COMMON STOCK

                           FORM OF PURCHASE AGREEMENT

                                                                          [Date]



[Name(s) of Co-Representative(s)]
As Representative(s) of the several
Underwriters named in Schedule I hereto
c/o      [Name]
         [Address]

Ladies and Gentlemen:

         UtiliCorp United Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell an aggregate of ___________ shares (the "INITIAL SECURITIES") of its common stock, par value $1 per share (the "COMMON STOCK"), to the several Underwriters named in SCHEDULE I hereto (the "UNDERWRITERS"). The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in
Section 2 hereof, up to an additional __________ shares (the "OPTION SECURITIES") of Common Stock. The Initial Securities together with the Option Securities shall be referred to as the "SECURITIES".

         The Company wishes to confirm as follows its agreement with you (the "REPRESENTATIVES") and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Securities by the Underwriters.

         1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form S-3 under the Act (the "REGISTRATION STATEMENT"), including a prospectus subject to completion relating to the Securities. The term "REGISTRATION STATEMENT" as used in this Agreement means the registration statement (including all financial schedules and exhibits, excluding Form T-1), as supplemented or amended prior to the execution of this Agreement. The term "PROSPECTUS" as used in this Agreement means the prospectus in the form included in the Registration Statement, as amended and supplemented by the prospectus supplement relating to the Securities (the "PROSPECTUS SUPPLEMENT") in the form filed with the Commission pursuant to Rule 424(b). The term "PRELIMINARY PROSPECTUS" as used in this Agreement means any preliminary prospectus included in the Registration Statement or filed with the Commission under Rule 424(a) or any preliminary

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prospectus supplement to the prospectus included in the Registration
Statement and filed with the Commission under Rule 424(b) and as such prospectus or prospectus supplement shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to, the Registration Statement, any Preliminary Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Registration Statement, any Preliminary Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "INCORPORATED DOCUMENTS" means the documents which at the time are incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus Supplement, the Prospectus, or any amendment or supplement thereto.

         2. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $______ per Share (the "PURCHASE PRICE PER SHARE"), the number of Initial Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Initial Securities increased as set forth in Section 10 hereof).

         The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, at the purchase price per share, pursuant to an option (the "OVER-ALLOTMENT OPTION") which may be exercised one time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of Option Securities. The Option Securities may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Initial Securities. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Option Securities (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Option Securities to be purchased by the Underwriters as the number of Initial Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Initial Securities increased as set forth in Section 10 hereof) bears to the aggregate number of Initial Securities.

         3. TERMS OF PUBLIC OFFERING. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the applicable Securities and initially to offer the Securities upon the terms set forth in the Prospectus.

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         4. DELIVERY OF THE SECURITIES AND PAYMENT THEREFOR. Delivery to the
Underwriters of and payment for the Initial Securities shall be made at the office of Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, NY 10005, at 10:00 A.M., New York City time, on ________ (the "CLOSING DATE"). The place of closing for the Initial Securities and the Closing Date may be varied by agreement between you and the Company.

         Delivery to the Underwriters of and payment for any Option Securities to be purchased by the Underwriters shall be made at the aforementioned office of Milbank, Tweed, Hadley & McCloy LLP at such time on such date (the "OPTION CLOSING DATE"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Option Securities. The place of closing for any Option Securities and the Option Closing Date for such Option Securities may be varied by agreement between you and the Company.

         Certificates for the Initial Securities and for any Option Securities to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. The certificates evidencing the Initial Securities and any Option Securities to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by wire transfer of immediately available funds.

         5. AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters as follows:

                  (a) To prepare the Prospectus in relation to the Securities in a form approved by the Representatives and to file the Prospectus Supplement as required pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the delivery of the Prospectus relating to the applicable Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus after the date of this Agreement and prior to the Closing Date for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Closing Date and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus or registration statement relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening by the Commission of any proceeding for any such purpose, or of any request by the

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Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its reasonable efforts to obtain its withdrawal;

                  (b) The Company will furnish to each of you, and to counsel to the Underwriters such number of copies as you may reasonably request of the Registration Statement as originally filed with the Commission and of each amendment and supplement thereto, including consents, financial statements and all exhibits thereto;

                  (c) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each Preliminary Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Company.

                  (d) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (c) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (e) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction

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where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (f) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158).

                  (g) During the period of five years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and (ii) from time to time such other information concerning the Company as you may reasonably request.

                  (h) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to paragraph (c) of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

                  (i) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus.

                  (j) Except as provided in this Agreement, the Company will not, directly or indirectly, (1) offer, pledge, sell, contract to sell or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable or exercisable for or repayable with Common Stock,
(2) sell or grant any option or contract to purchase, or purchase any option or contract to sell, Common Stock or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, (3) grant any option, right or warrant for the sale of Common Stock or any securities convertible into or exercisable or exchangeable or exercisable for or repayable with Common Stock, (4) lend or otherwise dispose of or transfer Common Stock or any securities convertible into or exercisable or exchangeable or exercisable for or repayable with Common Stock, (5) request or demand that the Company file any registration statement related to the Common Stock or any securities convertible into or exercisable or exchangeable or exercisable for or repayable with Common Stock, or (6) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock or any securities convertible into or exercisable or exchangeable or exercisable for or repayable with Common Stock (whether such swap, agreement or transaction is to be settled by delivery of shares or other securities, in cash or otherwise), for a period of 90 days after the date of the Prospectus Supplement, without first obtaining written consent of the Representatives, other than any shares or options issued pursuant to Company employee and director plans and any Company dividend, and interest reinvestment and stock purchase plans.

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                  (k) Except as stated in this Agreement and in the Preliminary
Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

                  (l) The Company will cause the shares of Common Stock which it agrees to sell under this Agreement to be listed on the New York Stock Exchange on or before the Closing Date and will use its best efforts to maintain such listings on such exchange.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

                  (a) Each Preliminary Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act except that this representation and warranty does not apply to statements in or omissions from such Preliminary Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The Registration Statement in the form in which it became effective and also in such form as it may be when any amendment thereto shall become effective and the Prospectus when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein. No stop order suspending the effectiveness of such registration statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

                  (c) The Incorporated Documents heretofore filed, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further Incorporated Documents or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

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provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Securities through the Representatives expressly for use in the Prospectus relating to such Securities;

                  (d) Neither the Company nor any of its subsidiaries (each, a "SUBSIDIARY" and, collectively, the "SUBSIDIARIES") has since the date of the latest audited financial statements included or incorporated by reference in the Prospectus incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole, or sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Preliminary Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Preliminary Prospectus and the Prospectus, there has not been any material change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of its Subsidiaries or any material adverse change, or any development involving, or which may reasonably be expected to involve, a prospective material adverse change in or affecting the condition (financial or other), business, prospects, properties, net worth, assets or results of operations of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Preliminary Prospectus and the Prospectus;

                  (e) This Agreement has been duly authorized by the Company and conforms in all material respects to the descriptions thereof in the Preliminary Prospectus and the Prospectus;

                  (f) The Securities have been duly authorized by the Company and, upon issuance and delivery and payment therefor in the manner described herein, will be validly issued, fully paid and nonassessable. The Securities conform to the descriptions thereof in the Preliminary Prospectus and the Prospectus. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of the Company's capital stock, including the Securities when issued, pursuant to the Company's certificate of incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which it may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of the Company's capital stock;

                  (g) Each of the Company and each of its Subsidiaries that is significant to the Company as determined by reference to item 1-02 of Regulation S-X under the Act (the "SIGNIFICANT SUBSIDIARIES") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary (except where failure to be so qualified and in good standing could not be reasonably expected to have a material adverse

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effect on the Company and its Subsidiaries taken as a whole). All of the outstanding shares of capital stock of the Company, and all of the outstanding shares of capital stock of each Significant Subsidiary, have been duly authorized and validly issued, are fully paid and nonassessable. All of the outstanding shares of capital stock of each Significant Subsidiary that are owned directly or indirectly by the Company are owned free and clear of any claim, lien, encumbrance or security interest except as otherwise disclosed in writing to the Representatives;

                  (h) Neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery of this Agreement or consummation of the transactions contemplated by this Agreement result in a violation of, or constitute a default under, the certificate of incorporation, bylaws or other governing documents of the Company or any of its Subsidiaries, or any agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject, nor will the performance by the Company of its obligations under this Agreement violate any law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its Subsidiaries. which, in any case described above, would be material to the Company and its Subsidiaries taken as a whole. Except for permits and similar authorizations required under the Act, the Federal Power Act and the securities or Blue Sky laws of certain jurisdictions, and except for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement;

                  (j) Except as described in the Preliminary Prospectus and the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its Subsidiaries which could reasonably be expected to result in any material adverse change in the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole;

                  (k) Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject which violation could reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole;

                  (l) To the knowledge of the Company, the accountants who have audited and reported upon the financial statements filed with the Commission as part of the Registration Statement or the Prospectus or incorporated by reference thereto are independent accountants as required by the Act and the regulations thereunder. The consolidated financial statements and schedules (including the related notes) included or incorporated by reference in the Registration

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Statement or the Prospectus, fairly present the consolidated financial position, the results of operations and changes in financial condition of the entity or entities to which such statements relate at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, except as set forth in the Registration Statement and Prospectus. The other financial and statistical information and data set forth in the Registration Statement or the Prospectus, are fairly presented and have been prepared on a basis consistent with such financial statements and the books and records of the entities purported to be shown thereby;

                  (m) Except as set forth in or contemplated by the Prospectus, the Company and each of its Subsidiaries hold all patents, licenses, certificates and permits from governmental authorities necessary for the conduct of its present operations (except where failure to hold such patents, licenses, certificates and permits could not be reasonably expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole);

                  (o) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act; and

                  (p) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each of you and each other Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any Prospectus Supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Securities

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through the Representatives expressly for use in the Prospectus relating to such Securities, and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of an Underwriter to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Underwriter and any such loss, claim, damage, liability or action of or with respect to such Underwriter results from the fact that both (A) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Company.

                  (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

                  (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit, proceeding or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Securities to contribute pursuant to this
Section 7 are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                  (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Initial Securities hereunder are subject to the following conditions:

                  (a) All filings, if any, required by Rule 424 under the Act shall have been timely made; no stop order suspending the effectiveness of a registration statement relating to the Securities shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter threatened by the Commission; and any request of the Commission for additional information (to be included in a registration statement or prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company or the Subsidiaries not contemplated by the Prospectus, which in your reasonable opinion, as Representatives of the several Underwriters, would materially adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your reasonable opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Securities.

                  (c) You shall have received on the Closing Date an opinion of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Securities, the Registration Statement, the Prospectus, and other related matters as you reasonably may request, such counsel being able to rely on the opinion, dated the Closing Date or the Option Closing Date, as the case may be given pursuant to Section 8(d) and the Company shall have furnished to such counsel such papers and information as they request to enable them to pass upon such matters.

                  (d) You shall have received on the Closing Date an opinion of Blackwell Sanders Peper Martin LLP, counsel for the Company or the General Counsel or Senior Counsel of the Company, in either case dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in form and substance satisfactory to you and your counsel, to the effect that:

                           (i) The Company has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a material adverse effect on UtiliCorp and its Subsidiaries taken as a whole), has duly obtained or has succeeded to and holds all material franchises and other governmental and corporate authority necessary to carry on the public utility business in which it is engaged and to own, lease and operate the properties in use in such business and the maintenance of such franchises and other authority is not subject to any burdensome restriction or condition of an unusual character (except as described in the Registration Statement);

                           (ii) Each Significant Subsidiary of the Company
                  (other than foreign subsidiaries) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;

                           (iii) The Company has full corporate power and
                  corporate authority to enter into and perform its obligations under this Agreement with respect to the Securities and to issue, sell and deliver the Securities;

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (v) There are no preemptive or other rights to
                  subscribe for or to purchase, or any restriction upon the transfer of, any shares of the Company's Common Stock, including the Securities when issued, pursuant to the Company's certificate of incorporation, bylaws, or any agreement or other instrument and neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of the Company's Common Stock under the Company's certificate of incorporation, bylaws or any agreement or other instrument binding on the Company known to such counsel;

                           (vi) The Securities have been duly authorized, and,
                  when delivered in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable;

                           (vii) The order of the Federal Energy Regulatory
                  Commission authorizing the issuance and sale of the Securities is in effect on the Closing Date and no other approval, authorization, consent or order of any federal, state or local commission or governmental authority (other than under state securities or Blue Sky laws, as to which such counsel need express no opinion) is required for the issuance and sale of the Securities or the performance by the Company of its other obligations under this Agreement, except such as are specified, obtained and in effect, and the issuance and sale of the Securities hereunder are in conformity with such approval, authorization, consent and order;

                           (viii) After due inquiry, such counsel does not know
                  of any legal or governmental proceeding pending or threatened to which the Company or its Significant Subsidiaries is a party or to which any of the properties of the Company is subject that is required to be described in the Registration Statement or the Prospectus and is not so described ;

                           (ix) The statements made (A) in the Registration
                  Statement and the Prospectus under the captions "Description of Common Stock" and "_____" and (B) in the Company's most recent Annual Report on Form 10-K or Quarterly Report on form 10-Q under the caption "Legal Proceedings"; insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                           (x) The execution, delivery and performance by the
                  Company of this Agreement will not violate any provision of applicable law that would be material to the Company and its Subsidiaries taken as a whole or the certificate of incorporation or the bylaws of the Company or breach, or result in a default under, any agreement filed by the Company as an exhibit with the Commission;

                           (xi) The authorized capital stock of the Company
                  conforms as to legal matters to the description thereof contained in the Preliminary Prospectus, and the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable;

                           (xii) The Incorporated Documents incorporated by
                  reference in the Prospectus (other than the financial statements and related schedules and the other financial information and data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and they have no reason to believe that any of such documents (other than the financial statements and related schedules and the other financial information and data therein, as to which such counsel need express no opinion), when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such registration statement became effective, not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xiii) The Registration Statement is effective under
                  the Act and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission and all filings required by Rule 424 under the Act have been made; the Registration Statement and the Prospectus (other than the financial statements and related schedules and the other financial information and data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; they have no reason to believe that, as of its effective date, the Registration Statement (other than the financial statements and related schedules and the other financial information and data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Preliminary Prospectus or the Prospectus, ,(other than the financial statements and related schedules and the other financial information and data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Closing Date for the Securities, neither the Registration Statement or the Prospectus (other than the financial statements and related schedules and the other financial information and data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                  In giving the foregoing opinions, such counsel may rely on (1) the opinions of local counsel, with respect to the opinion set forth in paragraph (i) above, (2) the opinions heretofore rendered by counsel to the Company, Gary J. Brouillette, Esq. and Messrs. Gage & Tucker with respect to the opinion set forth in paragraph (v) above and (3) the opinions of local counsel and the opinion of Hogan & Hartson L.L.P., with respect to the opinion set forth in paragraph (xi) above. Such counsel shall state that you and they are justified in relying on such opinions.

                  (e) On or prior to the Closing Date (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preference stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implication, its rating of any of the Company's debt securities or preference stock;

                  (f) On the date hereof and the Closing Date for the Securities, Andersen LLP and any of the other independent accountants of the Company or the Subsidiaries who have certified the financial statements of the Company and/or the Subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives such letters, the first letter dated the date hereof, and, second, a letter dated the Closing Date, both to the effect set forth in ANNEX I hereto, and with respect to such letter dated such Closing Date, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (g) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any material change in the capital stock, or material increase in the short-term debt or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving or which may reasonably be expected to involve, a prospective change in or affecting the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii) is, in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (h) The Company shall have furnished or caused to be furnished to the Representatives at the Closing Date for the Securities a certificate or certificates of the Chief Executive Officer, President or the Chief Financial Officer of the Company (or such other officer as is acceptable to you) satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in subsections
(a), (g) and (i) of this Section 8 and as to such other matters as the Representatives may reasonably request.

                  (i) The Federal Energy Regulatory Commission and any other commission or governmental authority having jurisdiction over any of the Company's public utility businesses shall have issued all approvals, authorizations, consents and orders (the "REGULATORY ACTIONS") required thereby for the issuance and sale of the Securities and the performance by the Company of its other obligations under this Agreement, each Regulatory Action shall be in effect, no proceedings to suspend the effectiveness of any Regulatory Actions shall be pending or threatened, no Regulatory Action shall contain any provision or condition that is unacceptable to the Underwriters, and the issuance and sale of the Securities to the Underwriters shall be in conformity with each Regulatory Action;

                  (j) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements contained in this Agreement and which are required to be performed or complied with by it hereunder and thereunder at or prior to the Closing Date.

                  (k) The Securities shall have been approved for listing, and the Company will use its best efforts to maintain its listing, on the New York Stock Exchange.

                  (l) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

                  Any certificate or document signed by any officer of the Company and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

                  The several obligations of the Underwriters to purchase Option Securities hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c), (d) and (f) shall be dated the Option Closing Date in question and revised to reflect the sale of Option Securities.

         9. EXPENSES. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the cost of preparing, issuing and delivering the Securities; (vi) the fees and expenses of any transfer agent and registrant for the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 7 and Section 5(h) hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         10.      UNDERWRITING Default.

                  (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under this Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of the Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company.

                  Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter of the Securities by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Option Securities), as the case may be, there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or Missouri declared by either federal or state authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

         12. INFORMATION FURNISHED BY THE UNDERWRITERS. The following statements set forth in the Prospectus Supplement under the heading "Underwriting" constitutes the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b), 6(d) and 7 hereof: ___________.

         13. MISCELLANEOUS. Except as otherwise provided herein, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered or sent by mail, telex or facsimile transmission (i) if to the Company, at the office of the Company at 20 West Ninth Street, Kansas City, Missouri 64105, Attention: General Counsel (Facsimile: (816) 467-9732) or (ii) if to you, as Representatives of the several Underwriters, care of _____________, Attention: (Facsimile: (___) ________) . Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 7 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof.

                                       Very truly yours,


                                       UTILICORP UNITED INC.


                                       By:  ____________________________________
                                            Name:
                                            Title:




Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

[Lead Underwriter]

As Representatives of the Several Underwriters


By:  [Lead Underwriter]

By:  ________________________________
         Name:
         Title:

                                   SCHEDULE I

                             UTILICORP UNITED INC.


                                                             NUMBER OF
                        UNDERWRITERS                     INITIAL SECURITIES






















                                                    ----------------------------

Total                                               ============================

                                                                         ANNEX I


         Pursuant to Section 8(f) of the Purchase Agreement, each of the independent accountants shall furnish letters to the Underwriters to the effect that, severally:

                   (i) They are independent certified public accountants with respect to the Company and/or its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the consolidated financial statements audited and reported upon by such accountants and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the regulations thereunder with respect to registration statements on Form S-3 and the Exchange Act and the regulations thereunder. The Form 10-K for the most recent year ended and incorporated by reference in the Registration Statement, included the required financial statement schedules which comply as to form in all material respects with the applicable accounting requirements of the Act and the regulations thereunder with respect to registration statements on Form S-3 and the Exchange Act and the regulations thereunder;

                  (iii) With respect to the entity or entities for which such accountants have certified the financial statements of the Company and/or the Subsidiaries included or incorporated by reference in the Registration Statement (hereinafter, with respect to each of such accountants, referred to as an "AUDITED ENTITY"), they have performed specified procedures, not constituting an audit, including a reading of all of the available interim consolidated financial statements of the Audited Entity since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Audited Entity and certain of its subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements incorporated by reference in the Registration Statement or the Prospectus and all of the available interim unaudited consolidated financial statements of the Audited Entity since the end of the most recent fiscal year, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to such accountant's attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Audited Entity incorporated by reference in Registration Statement or the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations thereunder or were not fairly presented on a basis substantially consistent with that of the corresponding audited financial statements incorporated by reference therein, or (B) at a specified date not more than five days prior to the date of such letter, there was any change in the outstanding capital stock (in the case of a corporation) of the Audited Entity or consolidated long-term debt of the Audited Entity, or any increase in preferred stock of the Audited Entity, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Audited Entity incorporated by reference in the Registration Statement or the Prospectus, except

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         in each such case as set forth in or contemplated by the Registration
         Statement or the Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Underwriters and the Company; and

                  (iv) In addition to the examination referred to in their report included or incorporated by reference in the Registration Statement or Prospectus and the limited procedures referred to in clause (iii) above, such accountants have carried out certain other specified procedures, not constituting an audit, with respect to certain financial information which is included or incorporated by reference in the Registration Statement or Prospectus which are specified by the Underwriters or their counsel, and have found such financial information to be in agreement with the relevant accounting, financial and other records of the Audited Entity identified in such letter.

         All references in this Annex I to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Purchase Agreement as of the date thereof for purposes of such letter and to the Prospectus (including the documents incorporated by reference therein) in relation to the applicable Securities for purposes of the letter delivered at the Closing Date for such Securities.

         All terms used in this Annex I shall have the meanings given them in the Purchase Agreement unless otherwise defined in this Annex I.














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